                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[X] Definitive Proxy Statement                RULE 14C-5(D)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                              Altron Incorporated
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                      N/A
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                              ALTRON INCORPORATED

                      NOTICE OF SPECIAL MEETING IN LIEU OF
                    THE 1995 ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 25, 1995

  To the Stockholders:

  A Special Meeting of the Stockholders of ALTRON INCORPORATED in lieu of the 1995 Annual Meeting will be held on Thursday, May 25, 1995 at 10:30 A.M. in Room 3101 at the offices of Hutchins, Wheeler & Dittmar, 101 Federal Street, Boston, Massachusetts, for the following purposes:

  1. To elect a Board of Directors to serve until the next Annual Meeting of Stockholders as more fully described in the accompanying Proxy Statement.

  2. To consider and act upon a proposal to ratify, confirm and approve the Altron Incorporated 1995 Employee Stock Purchase Plan.

  3. To consider and act upon a proposal to approve the Altron Incorporated 1995 Stock Option Plan for Non-Employee Directors which was adopted by the Board of Directors on April 19, 1995.

  4. To consider and act upon a proposal to approve an amendment of the Altron Incorporated 1991 Stock Option Plan which was approved by the Board of Directors on April 19, 1995, whereby the number of shares reserved for issuance under such plan was increased from 1,200,000 shares of Common Stock to 2,000,000 shares of Common Stock.

  5. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

  The Board of Directors has fixed the close of business on April 14, 1995 as the record date for the meeting. All stockholders of record on that date are entitled to notice of and to vote at the meeting.

  PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON.

                                          By order of the Board of Directors,

                                          Anthony J. Medaglia, Jr., Clerk

Wilmington, Massachusetts
April 28, 1995

                              ALTRON INCORPORATED

                                PROXY STATEMENT

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ALTRON INCORPORATED (the "Company") for use at the Special Meeting of Stockholders in lieu of the 1995 Annual Meeting to be held on Thursday, May 25, 1995, at the time and place set forth in the Notice of Meeting, and at any adjournment thereof. The approximate date on which this Proxy Statement and enclosed form of proxy are first being sent to stockholders is April 28, 1995.

  If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the stockholder. If no instructions are specified with respect to any particular matter to be acted upon, proxies will be voted in favor thereof. Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the meeting, or by giving written notice of revocation to the Clerk of the Company at any time before the proxy is exercised.

  The holders of a majority in interest of all Common Stock issued, outstanding and entitled to vote are required to be present in person or be represented by proxy at the meeting in order to constitute a quorum for the transaction of business. The election of nominees for Director will be decided by plurality vote. The affirmative vote of the holders of at least a majority of the shares of the Common Stock voting in person or by proxy at the meeting are required to approve all other matters listed in the Notice of Meeting. Abstentions and "non-votes" are counted as present in determining whether the quorum requirement is satisfied. Abstentions and "non-votes" have the same effect as votes against proposals presented to stockholders other than election of directors. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

  The Company will bear the costs of this solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Company (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, telegraph and in person and arrange for brokerage houses and their custodians, nominees and fiduciaries to send proxies and proxy material to their principals at the expense of the Company.

  The Company's principal executive offices are located at One Jewel Drive, Wilmington, Massachusetts 01887, telephone number (508) 658-5800.

                       RECORD DATE AND VOTING SECURITIES

  Only stockholders of record at the close of business on April 14, 1995 are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding and entitled to vote 8,470,288 shares of Common Stock with a par value of $.05 per share ("Common Stock"). Each outstanding share of the Company's Common Stock entitles the record holder to one vote.

                             ELECTION OF DIRECTORS

  The persons named in the accompanying proxy, unless otherwise instructed by the stockholder giving the proxy, intend to elect as Directors the five nominees listed below, each such Director to hold office until the next Annual Meeting and until his successor shall be duly elected and qualified.

  In the event that any of the nominees should become unwilling or unable to accept nomination or election as a Director, which is not anticipated, the proxy will be voted for the election of such substitute nominees as management may recommend. In no event will the proxy be voted for the election of more than five Directors. Should management not recommend a substitute for any nominee, the proxy will be voted for the election of the remaining nominees. None of the nominees is related to any other nominee or to any Executive Officer of the Company.

                                  POSITION WITH THE COMPANY              YEAR FIRST
                                   OR PRINCIPAL OCCUPATION               ELECTED A
    NAME OF NOMINEE              DURING THE PAST FIVE YEARS          AGE  DIRECTOR
    ---------------              --------------------------          --- ----------
Samuel Altschuler....... President and a Director since 1970. Since   67    1970
                          December 1983, Chairman of the Board of
                          Directors. Director of MASSBANK Corp.
Burton Doo.............. Executive Vice President since 1983 and      64    1970
                          Treasurer from 1973 through March 1993.
                          President, Altron Systems Corporation
                          since June 1994.
Thomas M. Claflin, II... President of Claflin Capital Management,     54    1970
                          Inc., a venture capital management
                          company. Director of Zoll Medical
                          Corporation.
Daniel A. Cronin, Jr.... President of Northbridge Management Co.,     66    1979
                          Inc., an investment management company.
                          Director of C.R. Bard, Incorporated.
Anthony J. Medaglia,     Attorney, shareholder in the law firm of     58    1970
 Jr.....................  Hutchins, Wheeler & Dittmar, a
                          Professional Corporation.

                   BOARD MEETINGS AND COMMITTEES OF THE BOARD

  During fiscal 1994, there were eight meetings of the Board of Directors. Each of the Directors attended at least 75% of such meetings.

  The Board of Directors has an Audit Committee, comprised of Messrs. Cronin, Claflin and Medaglia, which makes recommendations to the Board with respect to selection of independent auditors and reviews with such auditors the scope of the audit for each year, the results of the audit when completed and the recommendations of such auditors. The Audit Committee met once during fiscal 1994 and all of its members attended that meeting.

  The Board of Directors has a Stock Option Committee, comprised of Messrs. Cronin, Claflin and Medaglia, which administers the Company's 1991 Stock Option Plan. The Stock Option Committee met eight times during fiscal 1994 and all of its members attended at least 75% of such meetings.

  The Company has neither a compensation committee nor a nominating committee.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

  The following table sets forth as of April 14, 1995, the number and percentage of outstanding shares of Common Stock beneficially owned (as defined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934) by (i) all persons known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each Director of the Company, (iii) each Executive Officer of the Company and (iv) all Directors and Executive Officers as a group. Unless otherwise indicated, all persons listed hold sole voting and investment power with respect to the shares listed opposite their respective names. The number of shares presented reflect the 3-for-2 split of the Company's Common Stock distributed February 10, 1995.

                                                                 AMOUNT AND
                                                                 NATURE OF
                                                      TITLE OF   BENEFICIAL PERCENT OF
          NAME                                         CLASS     OWNERSHIP    CLASS
          ----                                      ------------ ---------- ----------
Samuel Altschuler (1)(2)(3)(4)....................  Common Stock 1,349,150     15.8%
 One Jewel Drive
 Wilmington, MA 01887
Nancy Altschuler (3)..............................  Common Stock   466,875      5.5%
 One Jewel Drive
 Wilmington, MA 01887
Burton Doo (1)(2)(5)..............................  Common Stock   343,500      4.0%
 One Jewel Drive
 Wilmington, MA 01887
Anthony J. Medaglia, Jr. (2)(6)(7)................  Common Stock   191,121      2.3%
Thomas M. Claflin, II (2)(8)......................  Common Stock    89,295      1.1%
Daniel A. Cronin, Jr. (2)(9)......................  Common Stock    33,750        *
Peter D. Brennan (1)(10)..........................  Common Stock     7,500        *
All Directors and Executive Officers
 as a group (6 persons) (11)......................  Common Stock 2,014,316     23.4%

- --------
  *  Less than one percent
 (1) Executive Officer of the Company.

 (2) Director of the Company.

 (3) Mr. and Mrs. Altschuler are general partners of a nominee partnership which holds 466,875 shares, all of which are included in the shares listed as owned by both Mr. and Mrs. Altschuler. Mr. Altschuler has sole voting rights with respect to these shares and shares investment power with his wife. Of the shares held of record by the nominee partnership, 155,250 shares are held as a nominee for Mrs. Altschuler as trustee of trusts established for the benefit of her children, as to which shares she disclaims beneficial interest. Does not include 128,106 shares held by the Samuel Altschuler 1980 Irrevocable Trust, in which members of the Altschuler family have an interest.

                                           Footnotes continued on following page

 (4) Includes 45,000 shares which can be acquired pursuant to options currently exercisable or exercisable within sixty days.
 (5) Includes 33,750 shares which can be acquired pursuant to options currently exercisable or exercisable within sixty days.
 (6) Includes 10,125 shares which Mr. Medaglia holds as custodian for his minor children, as to which shares he disclaims beneficial ownership. Includes 128,106 shares which Mr. Medaglia holds as a co-trustee of the Samuel Altschuler 1980 Irrevocable Trust, as to which he disclaims beneficial ownership.
 (7) Includes 15,750 shares which can be acquired pursuant to options currently exercisable or exercisable within sixty days.
 (8) Includes 13,500 shares which can be acquired pursuant to options currently exercisable or exercisable within sixty days.
 (9) Includes 22,500 shares which can be acquired pursuant to options currently exercisable or exercisable within sixty days.
(10) Includes 7,500 shares which can be acquired pursuant to options currently exercisable or exercisable within sixty days.
(11) Includes 138,000 shares which Executive Officers and Directors have the right to acquire through the exercise of options currently exercisable or exercisable within 60 days.

    Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph on page 7 shall not be incorporated by reference into any such filing.

              BOARD OF DIRECTORS AND STOCK OPTION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

  The Company has no formal compensation committee. The Board of Directors determines and awards compensation for the Company's executive officers and key employees. In addition, the Stock Option Committee of the Board of Directors administers the Company's 1991 Stock Option Plan and determines stock option awards for all employees of the Company, including the Company's executive officers. Two of the five members of the Board of Directors are executive officers of the Company. None of the members of the Stock Option Committee are executive officers or employees of the Company.

  The Company's compensation program utilizes a combination of base salaries and stock option awards made under the Company's 1991 Stock Option Plan. Stock options are intended to link corporate performance and stockholder return to executive compensation by providing an incentive to executive officers to increase the market value of the Company's Common Stock over the long term.

  The Board of Directors reviews the compensation arrangements of the Company's executive officers on an annual basis. In determining compensation for the Company's executive officers, the Board of Directors considers the responsibility associated with and the skills required for the position, the executive's performance history, the overall profitability of the Company, and the level of compensation necessary, in the judgment of the Board, to attract and retain the executive talent required for the success of the Company. In setting the cash compensation of executives, the Board of Directors also considers the size of option grants being made by the Stock Option Committee.

  In 1993, the Internal Revenue Code of 1986, as amended (the "Code"), was amended to limit the deduction a public company is permitted for compensation paid in 1994 and thereafter to its chief executive officer and to the four most highly compensated executive officers, other than the chief executive officer. Generally, amounts paid in excess of $1 million to a covered executive, other than performance-based compensation, cannot be deducted. In order to qualify as performance-based compensation under the new tax law certain requirements must be met, including approval of the performance measures by the stockholders. The Stock Option Committee intends to consider ways to maximize deductibility of executive compensation, while retaining the discretion the Stock Option Committee considers appropriate to compensate executive officers at levels commensurate with their responsibilities and achievements.

  The Stock Option Committee, in determining the number of options granted to executive officers, considers options granted to such executives in previous years and the potential value which may be realized upon exercise of the options as a result of appreciation of the Company's Common Stock during the term of the option. On December 22, 1993, as part of its consideration of the compensation program for fiscal 1994, the Stock Option Committee granted to each of Burton Doo and Peter D. Brennan options to purchase 15,000 shares of the Company's Common Stock at an exercise price of $7.08 per share, the market price of the Company's Common Stock one day prior to the grant date. The options have a 10 year term and vest in 50% increments on June 22, 1995 and December 22, 1995, respectively. The vesting schedule of the options is intended to provide the long term incentives described above.

COMPENSATION OF SAMUEL ALTSCHULER, PRESIDENT AND CHAIRMAN

  The Board of Directors established the compensation of Samuel Altschuler, the President and Chairman of the Board of Directors of the Company, for the fiscal year ended December 31, 1994 using the same criteria that were used to determine the compensation of other executive officers as described above. Mr. Altschuler's base compensation was increased approximately 7% in general recognition of his level of responsibility and his individual efforts for the benefit of the Company. It should be noted that the Company's net income for the fiscal year ended December 31, 1994 increased approximately 64% over net income for the fiscal year ended January 1, 1994.

  In December 1993, as part of its consideration of the compensation program for fiscal 1994, the Stock Option Committee granted Mr. Altschuler an option for the purchase of 15,000 shares of the Company's Common Stock at an exercise price of $7.79 per share, 110% of the fair market value of the Common Stock one day prior to the grant date. This option vests in 50% increments on June 22, 1995 and December 22, 1995, respectively, and expires after five years. In determining the number of shares subject to the options granted to Mr. Altschuler, the Stock Option Committee considered the options previously granted to him, as well as the potential appreciation in the market price of the Company's Common Stock over the term of the options. In granting options with a delayed vesting date, the Stock Option Committee intended to provide long term incentives for continued improvement in the Company's performance. The Stock Option Committee views the determination as to the size of stock option grants to executive officers, including Mr. Altschuler, to be an exercise of subjective judgment by the Stock Option Committee.

  The foregoing report has been approved by all members of the Board of Directors and by all members of the Stock Option Committee.

BOARD OF DIRECTORS

                                          STOCK OPTION COMMITTEE

Samuel Altschuler                         Thomas M. Claflin, II
Burton Doo                                Daniel A. Cronin, Jr.
Thomas M. Claflin, II                     Anthony J. Medaglia, Jr.
Daniel A. Cronin, Jr.
Anthony J. Medaglia, Jr.

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

  The Company has no formal compensation committee. During fiscal 1994, Messrs. Altschuler and Doo, who are executive officers of the Company, served as directors and participated in deliberations of the Company's Board of Directors concerning executive compensation.

                               PERFORMANCE GRAPH

  The following graph sets forth a comparison of the cumulative total stockholder return to the Company's stockholders with that of the Nasdaq National Market Index and an industry index for Standard Industrial Classification ("SIC") Code 3672, printed circuit boards, for the five-year period ended December 31, 1994.

  The graph assumes $100 was invested on January 1, 1990 in the Company's Common Stock, in the Nasdaq National Market companies and in the industry index and also assumes reinvestment of dividends.

                             [GRAPH APPEARS HERE]

                      COMPARATIVE FIVE YEAR TOTAL RETURN
                      AMONG ALTRON, NASDAQ AND SIC INDEX

Measurement period                                        SIC
(Fiscal Year Covered)            Altron       Nasdaq      Index
- ---------------------           --------     --------    -------
Measurement PT -
12/31/94                          $ 100        $ 100      $ 100

FYE 01/01/90                      $  70        $  71      $  81
FYE 01/01/91                      $ 111        $ 144      $ 104
FYE 01/01/92                      $ 127        $ 196      $ 105
FYE 01/01/93                      $ 382        $ 286      $ 126
FYE 01/01/94                      $ 668        $ 226      $ 132

                             EXECUTIVE COMPENSATION

  The following table sets forth all compensation awarded to, earned by or paid to the Company's Chief Executive Officer and each of the Company's Executive Officers (other than the Chief Executive Officer) whose total annual salary and bonus exceeded $100,000 for all services rendered in all capacities to the Company for the Company's three fiscal years ended December 31, 1994.

                           SUMMARY COMPENSATION TABLE

                                                   LONG TERM
                                      ANNUAL     COMPENSATION
                                   COMPENSATION     AWARDS
                                   ------------- -------------
                                                   INCENTIVE
             NAME AND                            STOCK OPTIONS    ALL OTHER
        PRINCIPAL POSITION         YEAR  SALARY   (SHARES)(1)  COMPENSATION(2)
        ------------------         ---- -------- ------------- ---------------
Samuel Altschuler................. 1994 $223,728       --          $3,487
 Chairman and President            1993  208,323    37,500          3,317
                                   1992  190,987    11,250          2,490
Burton Doo........................ 1994 $202,978       --          $2,250
 Executive Vice President          1993  182,071    15,000          2,237
                                   1992  177,959    11,250          1,222
Peter D. Brennan.................. 1994 $127,995       --          $1,853
 Vice President, Chief Financial
  Officer                          1993  119,561    15,000          1,473
 and Treasurer                     1992  118,503    11,250            804

- --------
(1) Reflects 3-for-2 stock split of the Common Stock of Altron Incorporated distributed February 10, 1995.
(2) "All Other Compensation" consists of the Company's contributions to its 401(K) Plan and insurance premiums paid by the Company for the benefit of the named Executive Officer.

                      AGGREGATED OPTION EXERCISES IN LAST
                     FISCAL YEAR AND 12/31/94 OPTION VALUES

  The following table provides information on the value of the named Executive Officers' unexercised options at December 31, 1994.

                                                          NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                        UNDERLYING UNEXERCISED            IN-THE-MONEY
                             SHARES                       OPTIONS AT 12/31/94        OPTIONS AT 12/31/94(1)
                            ACQUIRED       VALUE    ------------------------------- -------------------------
          NAME           ON EXERCISE(2) REALIZED(3) EXERCISABLE(2) UNEXERCISABLE(2) EXERCISABLE UNEXERCISABLE
          ----           -------------- ----------- -------------- ---------------- ----------- -------------
Samuel Altschuler.......          0             0       45,000          15,000       $644,850     $128,100
 Chairman and President
Burton Doo..............     11,250      $133,200       33,750          15,000       $488,012     $138,700
 Executive Vice Presi-
 dent
Peter D. Brennan........      3,750      $ 33,125        7,500          15,000       $108,725     $138,700
 Vice President,
 Chief Financial Officer
 and Treasurer

- --------
(1) Value of unexercised in-the-money stock options represents difference between the exercise prices of the stock options and the closing price of the Company's Common Stock on Nasdaq National Market System on December 31, 1994.
(2) Reflects 3-for-2 stock split of the Common Stock of Altron Incorporated distributed February 10, 1995.
(3) Value realized on exercise represents the difference between the exercise prices of stock options exercised and the trading price of the Company's Common Stock on Nasdaq National Market System on the date of such exercise.

                                APPROVAL OF THE
                    ALTRON INCORPORATED 1995 EMPLOYEE STOCK
                                 PURCHASE PLAN

  There will be presented at the meeting a proposal to approve the Altron Incorporated 1995 Employee Stock Purchase Plan which was adopted by the Board of Directors on April 18, 1995 (the "Employee Plan"). The Employee Plan replaces an earlier Employee Stock Purchase Plan approved by the stockholders on May 17, 1985 (as amended, the "1984 Employee Plan"). The Employee Plan is intended to provide a means whereby eligible employees may purchase Common Stock through payroll deductions, thereby encouraging employee participation in the Company's economic growth through stock ownership and providing a further incentive for employees to promote the best interests of the Company. The 1984 Employee Plan expired on December 31, 1994, the end of the Company's 1994 fiscal year.

  The Board of Directors has approved and adopted the Employee Plan, subject to stockholder approval. The Board of Directors recommends that the stockholders approve the Employee Plan. The affirmative vote of the holders of at least a majority of the Company's Common Stock voting in person or by proxy at the meeting will be required for such approval.

  Set forth below is a summary of the principal provisions of the Employee Plan. A copy of the Employee Plan may be obtained from the Clerk of the Company upon request.

  Number of Shares. The Employee Plan provides that 300,000 shares of the Company's Common Stock (subject to proportional adjustment for capital changes) may be purchased by eligible employees. Shares issued under the Employee Plan may be either authorized but unissued shares or Treasury shares. If any Stock Purchase Agreement of any employee participating in the Employee Plan expires or is terminated, the shares covered thereby which are not purchased may again be subject to purchase under the Employee Plan.

  Eligibility and Administration. All persons employed by the Company or any participating subsidiary of the Company are eligible to participate in the Employee Plan, except (i) persons whose customary employment is not more than twenty hours per week or not more than five months in any calendar year; and
(ii) persons who have been employed by the Company or any participating subsidiary of the Company for less than one year on the first day of the purchase period. In addition, no employee may be granted an option if such employee, immediately after the option was granted, would own stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any parent corporation or subsidiary corporation. The Employee Plan is administered by a Stock Purchase Plan Committee consisting of not less than three members appointed from time to time by the Board of Directors. Committee members are ineligible to participate in the Employee Plan. The present members of the Committee are Thomas M. Claflin, II, Daniel A. Cronin, Jr. and Anthony J. Medaglia, Jr.

  Operation of the Plan. There are two purchase periods within each fiscal year of the Company during which the Employee Plan is in effect, the first commencing on the first day of the fiscal year and ending on the last day of the second fiscal quarter, and the second commencing on the first day of the third fiscal quarter and continuing through the end of the Company's fiscal year. Eligible employees may elect to become participants in the Employee Plan for a purchase period by completing a Stock Purchase Agreement prior to the first day of the purchase period for which the election is made. There is no limit on the number of purchase periods for which an eligible employee may elect to become a participant in the Employee Plan. In the Stock Purchase Agreement, the participating employee authorizes regular payroll deductions amounting to such full percentage of the participant's base compensation as the participant shall designate. Such payroll deductions cannot amount to less than five percent or more than ten percent of the participant's basic compensation. Each participating employee receives an option, effective on the first day of the purchase period, to purchase shares of Common Stock on the exercise date, which is the last business day of the purchase period. The number of shares which a participant may purchase under the option, up to a maximum of 750 shares per purchase period, is the quotient of the aggregate payroll deductions in the purchase period authorized by the participant, divided by the purchase price. No employee can be granted an option under the Employee Plan to purchase in any one calendar year shares of the Company's Common Stock having a fair market value (as of the date the option to purchase is granted) in excess of $25,000. The purchase price of shares of the Company's Common Stock under the Employee Plan is the lesser of (i) 90% of the average fair market value of the shares of Common Stock of the Company for the five business days immediately preceding the first day of the relevant purchase period or (ii) 90% of such value for the five business days immediately preceding the relevant exercise date.

  Termination of Participation. A participant has the right to cancel participation in the Employee Plan for a purchase period by delivering a notice of cancellation to the Company not later than ten days before the exercise date for such purchase period. In the event of such cancellation, the participant will receive in cash the amount credited to his or her account. Upon a participant's death or other termination of employment, participation in the Employee Plan shall automatically cease and the entire balance credited to such participant's account shall be automatically refunded to him or her, or, in the event of death, to the participant's designated beneficiary, if any, under a Company group insurance plan, or otherwise to his or her estate.

  Termination and Amendment of the Employee Plan. If the Employee Plan is approved by the Company's stockholders, the Employee Plan shall continue in effect through the end of the Company's 2004 fiscal year, although the Board of Directors has the right to terminate the Employee Plan at any time, but such termination shall not affect options then outstanding under the Employee Plan. The Board of Directors may also amend the Employee Plan at any time but no such amendment shall adversely affect the options previously granted under the Employee Plan without the consent of the participants and no such amendment may either increase the total number of shares of Common Stock which may be purchased by all participants, change the class of employees eligible to participate, decrease the purchase price, extend the purchase period, or extend the term of the Employee Plan, without the approval of the Company's shareholders.

  Tax Consequences. The Employee Plan is not a "qualified plan" within the meaning of Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The Employee Plan is designed to satisfy the requirements of Section 423 of the Code. Accordingly, an employee incurs no tax liability on the grant of an option to purchase shares under the Employee Plan nor on the acquisition of the shares upon exercise of the option.

  An employee will obtain favorable tax treatment on the disposition of shares acquired under the Employee Plan if the shares are held by the employee for at least two years from the first day of the purchase period in which the shares are purchased. Dispositions of the shares after the expiration of the two year period are called "qualifying dispositions." Upon a qualifying disposition, if the amount realized is greater than the purchase price of the shares, there will be included in the employee's gross income as compensation taxable at ordinary income rates (and not as capital gain) the lesser of (1) fifteen percent (15%) of the fair market value of the shares on the first day of the purchase period or (2) the amount by which the fair market value of the shares at the time of disposition exceeded eighty-five percent (85%) of the fair market value of the shares on the first day of the purchase period. The basis of the employee's shares, which is initially equal to the actual purchase price, is increased by an amount equal to the amount includable as compensation in his or her gross income. The excess of the amount realized over the employee's increased basis is long-term capital gain.

  Upon a qualifying disposition, if the amount realized is less than the purchase price, the employee recognizes no ordinary income and will have a long-term capital loss equal to the difference between the amount realized and the purchase price.

  If an employee sells the shares before the expiration of the required holding period, which is a disqualifying disposition, the employee realizes ordinary income (compensation) in the year of the disposition to the extent of the difference between the purchase price and the fair market value of the shares on the last day of the purchase period. The basis of the employee's shares, which is initially equal to the actual purchase price, is increased by an amount equal to the amount includable as compensation in his or her gross income.

  Any amount realized upon such disqualifying disposition in excess of the employee's increased basis in the shares will be treated as long-term or short-term capital gain, depending upon the holding period of the shares. If the amount realized upon such disqualifying disposition is less than the employee's increased basis in the shares, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares.

  No deduction will be allowed to the Company for federal income tax purposes at the time of the grant or exercise of an option under the Employee Plan. At the time of disqualifying disposition by an employee, the Company will be entitled to a deduction for the amount taxable to the employee as ordinary income. The Company is not entitled to a deduction for the ordinary income realized by an employee upon a qualifying disposition.

  Shares Purchased. For the purchase period ended July 2, 1994, 5,431 shares of Common Stock were purchased pursuant to the 1984 Employee Plan at $8.15 per share. For the purchase period ended December 31, 1994, 5040 shares of Common Stock were purchased pursuant to the 1984 Employee Plan at $8.73 per share. None of such shares were purchased by Executive Officers of the Company.

                                APPROVAL OF THE
                 ALTRON INCORPORATED 1995 STOCK OPTION PLAN FOR
                             NON-EMPLOYEE DIRECTORS

  There will be presented at the meeting a proposal to approve the Altron Incorporated 1995 Stock Option Plan for Non-Employee Directors (the "1995 Non-Employee Plan"), which was adopted by the Company's Board of Directors on April 19, 1995. The Board of Directors recommends that the stockholders approve the 1995 Non-Employee Plan. The affirmative vote of the holders of at least a majority of the Company's Common Stock voting in person or by proxy at the meeting will be required for such approval. Set forth below is a summary of the principal provisions of the 1995 Non-Employee Plan. A copy of the entire 1995 Non-Employee Plan is available from the Clerk of the Company upon request.

  Purpose. The 1995 Non-Employee Plan is intended to attract and retain the services of experienced and knowledgeable independent Directors who are not employees of the Company for the benefit of the Company and its stockholders and to provide additional incentive for them to continue to work for the best interests of the Company and its stockholders through continuing ownership of its Common Stock. The 1995 Non-Employee Plan provides for the grant of non-qualified options not intended to meet the requirements of Section 422 of the Code for the purchase of an aggregate of 50,000 shares of the Company's Common Stock by the current non-employee Directors of the Company and by any other persons who are duly elected as non-employee Directors of the Company within the five-year period commencing on the date of adoption of the 1995 Non-Employee Plan.

  Terms of Options. The exercise price for options granted under the 1995 Non-Employee Plan shall be the mean between the high and low sales prices of the Company's Common Stock on the Nasdaq National Market System as reported in the Wall Street Journal on the date of the grant for the immediately preceding business day, provided that if the Common Stock is not then listed on the Nasdaq National Market System, the exercise price shall be the fair market value as determined by the Board of Directors. On April 19, 1995, options to purchase 10,000 shares of the Company's Common Stock were granted pursuant to the 1995 Non-Employee Plan, subject to stockholder approval, to each of Messrs. Claflin, Cronin and Medaglia at an exercise price of $13.75 per share, the fair market value of the Common Stock on the business day immediately preceding the grant date.

  Options granted under the 1995 Non-Employee Plan shall not be exercisable prior to the first anniversary of the date of grant. Such options become exercisable on a cumulative basis as to 20% of the shares covered thereby on each of the first, second, third, fourth and fifth anniversaries of the date of grant of such options. No option shall be exercisable after ten years from the date on which it was granted.

  Options granted under the 1995 Non-Employee Plan are not assignable or transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order. The exercise price of options granted thereunder must be paid in full upon exercise. Payment may be made in cash or shares of the Common Stock of the Company already owned for a period of six months by the person exercising such option, or in some combination thereof.

  In the event of the death or disability of an optionee, the option granted to such optionee under the 1995 Non-Employee Plan may be exercised, to the extent the optionee was entitled to do so on the date of his death or termination of service as a Director by reason of disability, as the case may be, by (i) the estate of such optionee, any person or persons who acquired the right to exercise such option by bequest or inheritance or otherwise by reason of the death of such optionee or (ii) the optionee, as applicable. The option may be exercised at any time within one year after the date of the death or termination of service on account of disability of such optionee, as applicable, or prior to the date on which the option expires by its terms, whichever is earlier.

  In the event that an optionee ceases to be a Director of the Company other than by virtue of his death or disability, the option granted to such optionee may be exercised by him only to the extent that the right to exercise his option has accrued and is in effect. Such option may be exercised at any time within thirty business days after the date such optionee has ceased to be a Director of the Company or prior to the date on which the option expires by its terms, whichever is earlier. Notwithstanding the foregoing, if termination as a Director was made by the Company for cause, the option covered under the 1995 Non-Employee Plan shall terminate immediately at the time the optionee ceases to be a Director of the Company.

  The 1995 Non-Employee Plan provides that the number of shares issuable thereunder shall be adjusted to prevent dilution in the event of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares or stock dividend.

  The 1995 Non-Employee Plan will terminate six years from the date upon which it is approved by the stockholders, but the Board of Directors may at any time terminate, modify or amend the Plan; provided, however, that no modification or amendment to the provisions of the 1995 Non-Employee Plan may be made more than once every six months other than to comply with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder, if the effect of such amendment or modification would be to materially modify (i) the requirements for eligibility under the 1995 Non-Employee Plan, (ii) the timing of the grants of options to be granted under the 1995 Non-Employee Plan or
(iii) the number of shares of Common Stock subject to options to be granted under the 1995 Non-Employee Plan. Any amendment to the provisions of the 1995 Non-Employee Plan which (i) materially increases the number of shares which may be subject to options granted under the 1995 Non-Employee Plan, (ii) materially increases the benefits accruing to participants under the 1995 Non-Employee Plan, or (iii) materially modifies the requirement for eligibility to participate in the 1995 Non-Employee Plan, shall be subject to approval by the Company's stockholders. Termination, modification or amendment of the 1995 Non-Employee Plan shall not, without the consent of an optionee, affect his rights under an option previously granted to him.

  The high and low sale prices of the Company's Common Stock on the Nasdaq National Market on April 21, 1995 were $15.75 and $15.00, respectively.

  The Non-Employee Directors currently receive no compensation for their service as Directors, other than options granted under the 1995 Non-Employee Plan and options granted under the Altron Incorporated 1992 and 1993 Stock Option Plans for Non-Employee Directors.

                          APPROVAL OF AMENDMENT OF THE
                   ALTRON INCORPORATED 1991 STOCK OPTION PLAN

  There will be presented at the meeting a proposal to approve an amendment of the Altron Incorporated 1991 Stock Option Plan (the "1991 Plan") which was approved by the Board of Directors on April 19, 1995, whereby the number of shares reserved for issuance under the 1991 Plan was increased from 1,200,000 shares of Common Stock to 2,000,000 shares of Common Stock. At April 20, 1995, options for the purchase of 919,450 shares of Common Stock were outstanding under the 1991 Plan.

  Set forth below is a summary of the principal provisions of the 1991 Plan, a copy of which may be obtained from the Clerk of the Company upon request. The Board of Directors recommends that the stockholders approve the amendment of the 1991 Plan. The affirmative vote of the holders of at least a majority of the Common Stock voting in person or by proxy at the meeting will be required for the approval of the amendment of the 1991 Plan.

  Purpose. The 1991 Plan is intended to encourage ownership of the Common Stock by employees of the Company to induce qualified personnel to enter and remain in the employ of the Company. The 1991 Plan provides for the granting of incentive stock options intended to meet the requirements of Section 422 of the Code as well as for the granting of options that do not meet those requirements. Shares issued under the 1991 Plan may be either authorized but unissued shares or treasury shares. If any unexercised option granted under the 1991 Plan lapses or terminates for any reason, the shares covered thereby may again be optioned thereunder.

  Administration. The 1991 Plan is administered by the Stock Option Committee of the Board of Directors (the "Committee") consisting of two or more Directors of the Company appointed by the Board of Directors. The Committee determines the employees to whom options shall be granted, the number of shares to be covered by such options, the terms of such options and the vesting schedule for such options. Present members of the Committee are Thomas M. Claflin, II, Daniel A. Cronin, Jr. and Anthony J. Medaglia, Jr. The Board of Directors may at any time terminate, modify or adopt amendments to the 1991 Plan provided that such termination, modification or amendments shall not affect existing rights of any participant under an option previously granted to the participant without such participant's consent. Furthermore, without the approval of the stockholders, no amendment may be made by the Board to the 1991 Plan which increases the maximum number of shares as to which options may be granted under the 1991 Plan or increases the number of shares for which an option may be granted to any optionee. Unless sooner terminated by the Board, the 1991 Plan terminates on May 14, 2002, the tenth anniversary of the date on which it was adopted by the Company's stockholders.

  Number of Shares. The total number of shares of Common Stock subject to the 1991 Plan was increased by the April 19, 1995 amendment from 1,200,000 shares to 2,000,000 shares, subject to adjustment in the event of stock dividends, stock splits, mergers, consolidations or other recapitalizations or reorganizations of the Company.

  Eligibility to Participate. Options may be granted under the 1991 Plan to regularly salaried employees (as defined in Section 425 of the Code) of the Company or any of its subsidiaries in key positions. Directors who are not otherwise employees of the Company or any of its subsidiaries shall not be eligible to be granted an option pursuant to the 1991 Plan. In determining the eligibility of an individual to be granted an option, and the number of shares to be subject to purchase under such option, the Committee takes into account the position and responsibilities of the individual being considered, his or her present and potential contributions to the success of the Company or its subsidiaries and such other factors as the Committee deems relevant. Incentive stock options may be granted only to an employee who owns stock possessing not more than 10% of the total combined voting power of all classes of stock of the Company, unless the purchase price for the stock under such option is at least 110% of its fair market value at the time such option is granted and the option, by its terms, is not exercisable more than five years from the date on which it is granted.

  The maximum number of shares with respect to which an option or options may be granted to any employee in any one taxable year of the Company shall not exceed 50,000, taking into account shares granted during such taxable period under options that have terminated.

  Terms of Options. The exercise price of each option granted under the 1991 Plan is determined by the Committee at the time of granting of the option but, in the case of an incentive stock option, shall in no event be less than the fair market value of the Common Stock covered by the option at the time the option is granted. Except as otherwise determined by the Committee, each option shall become exercisable as to 20% of the shares covered thereby on each of the first, second, third, fourth and fifth anniversaries of the date of the grant of such option. The Committee in its sole discretion may accelerate the exercisability of any option granted under the 1991 Plan. Notwithstanding the foregoing two sentences, an option granted to any Director or officer of the Company shall not be exercisable prior to six months and one day after the date of the grant.

  Options granted under the 1991 Plan expire not more than ten years from the date of grant. Options may be exercised by giving written notice to the Company, signed by the person exercising the option, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full, which payment may be in cash or in shares of the Company's stock already owned by the person exercising the option.

  Options granted under the 1991 Plan terminate one month after termination of employment for any reason other than death, disability, cause or breach of an employment agreement. Such options terminate six months (but not beyond the original term) following termination of employment on account of disability or death, and terminate immediately upon termination of employment for cause or for breach of an employment contract.

                       TAX EFFECTS OF PLAN PARTICIPATION

  Options granted under the 1991 Plan are intended to be either incentive stock options, as defined in Section 422 of the Code, or non-qualified stock options. Options granted under the 1995 Non-Employee Plan are non-qualified stock options.

  Incentive Stock Options. Except as provided below with respect to the alternative minimum tax, the optionee will not recognize taxable income upon the grant or exercise of an incentive stock option. In addition, if the optionee holds the shares received pursuant to the exercise of the option for at least one year after the date of exercise and for at least two years after the option is granted, the optionee will recognize long-term capital gain or loss upon the disposition of the stock measured by the difference between the option exercise price and the amount received for such shares upon disposition.

  In the event that the optionee disposes of the stock prior to the expiration of the required holding periods (a "disqualifying disposition"), the optionee generally will realize ordinary income to the extent of the lesser of (i) the fair market value of the stock at the time of exercise over the exercise price, or (ii) the amount received for the stock upon disposition over the exercise price. The basis in the stock acquired upon exercise of the option will equal the amount of income recognized by the optionee plus the option exercise price. Upon eventual disposition of the stock, the optionee will recognize long-term or short-term capital gain or loss, depending on the holding period of the stock and the difference between the amount realized by the optionee upon disposition of the stock and his basis in the stock.

  For alternative minimum tax purposes, the excess of the fair market value of stock on the date of the exercise of the incentive stock option over the exercise price of the option is included in alternative minimum taxable income for alternative minimum tax purposes. If the alternative minimum tax does apply to the optionee, an alternative minimum tax credit may reduce the regular tax upon eventual disposition of the stock.

  The Company will not be allowed an income tax deduction upon the grant or exercise of an incentive stock option. Upon a disqualifying disposition by the optionee of shares acquired upon exercise of the incentive stock option, the Company will be allowed a deduction in an amount equal to the ordinary income recognized by the optionee.

  Under proposed regulations issued by the Internal Revenue Service, the exercise of an option with previously acquired stock of the Company will be treated as, in effect, two separate transactions. Pursuant to Section 1036 of the Code, the first transaction will be a tax-free exchange of the previously acquired shares for the same number of new shares. The new shares will retain the basis and, except, as provided below, the holding periods of the previously acquired shares. The second transaction will be the issuance of additional new shares having a value equal to the difference between the aggregate fair market value of all of the new shares being acquired and the aggregate option exercise price for those shares. Because the exercise of an incentive stock option does not result in the recognition by the optionee of income, this issuance will also be tax-free (unless the alternative minimum tax applies, as described above). The optionee's basis in these additional shares will be zero and the optionee's holding period for these shares will commence on the date on which the shares are transferred. For purposes of the one and two-year holding period requirements which must be met for favorable incentive stock option tax treatment to apply, the holding periods of previously acquired shares are disregarded.

  Non-Qualified Stock Options. As in the case of incentive stock options, no income is recognized by the optionee on the grant of a non-qualified stock option. On the exercise by an optionee of a non-qualified option, generally the excess of the fair market value of the stock when the option is exercised over its cost to the optionee will be (a) taxable to the optionee as ordinary income and (b) generally deductible for income tax purposes by the Company.

  The Internal Revenue Service will treat the exercise of a non-qualified stock option with already owned stock of the Company as two transactions. First, there will be a tax-free exchange of the old shares for a like amount of new shares under Section 1036 of the Code, with the new shares retaining the basis and holding periods of the old shares. Second, the issuance of additional new shares (representing the spread between the fair market value of all the new shares and the option price) is taxable to the employee as ordinary income under
Section 83 of the Code, as is the case with any non-qualified option. The new shares will have a basis equal to the spread between the fair market value of the new shares and the option price.

  The optionee's tax basis in his stock will equal his cost for the stock plus the amount of ordinary income he had to recognize with respect to the non-qualified stock option. Accordingly, upon a subsequent disposition of stock acquired upon the exercise of a non-qualified option, the optionee will recognize short-term or long-term capital gain or loss, depending upon the holding period of the stock equal to the difference between the amount realized upon disposition of the stock by the optionee and his basis in the stock.

                               NEW PLAN BENEFITS

  It is not possible to state the persons who will receive options under the 1991 Plan in the future, nor the amount of options which will be granted thereunder. The following table provides information with respect to options granted since the beginning of fiscal 1994 under the 1991 Plan. See "Approval of Amendment of Altron Incorporated 1991 Stock Option Plan" for a description of the options which are provided for under the 1991 Plan. The following table also provides information as to options granted under the 1995 Non-Employee Plan on April 19, 1995, subject to approval of the 1995 Non-Employee Plan by the stockholders. See "Approval of 1995 Stock Option Plan for Non-Employee Directors" for a description of the options which are provided for under the 1995 Non-Employee Plan.

                                                       1995 NON-EMPLOYEE
                                       1991 PLAN             PLAN
                                    ---------------    --------------------
                                    DOLLAR  NUMBER     DOLLAR     NUMBER
NAME AND POSITION                   VALUE  OF UNITS     VALUE    OF UNITS
- -----------------                   ------ --------    -------   ----------
Samuel Altschuler..................  (1)    10,000(2)
Burton Doo.........................  (1)    10,000(3)
Peter D. Brennan...................  (1)    10,000(3)
Executive Officers as a Group......  (1)    30,000(4)
All Directors as a group
 (excluding Executive Officers)....                         (1)       30,000(5)
Employees as a Group
 (excluding Executive Officers)....  (1)   439,750(6)

- --------
(1) The dollar value of the options is equal to the difference between the exercise price of the options granted and the fair market value of the Company's Common Stock at the date of exercise.
(2) Granted April 19, 1995 at an exercise price of $15.125 per share, 110% of the fair market value of the Common Stock on the business day immediately preceding the grant date.
(3) Granted April 19, 1995 at an exercise price of $13.75 per share, the fair market value of the Common Stock on business day immediately preceding the grant date.
(4) On April 19, 1995 options to acquire 20,000 shares were granted at the exercise price of $13.75 per share, the fair market value of the Common Stock on the business day immediately preceding the grant date and options to acquire 10,000 shares were granted at the exercise price of $15.125 per share, 110% of the fair market value of the Common Stock on the business day immediately preceding the grant date.
(5) On April 19, 1995 options to acquire 10,000 shares of Common Stock were granted to each of Messrs. Claflin, Cronin and Medaglia, subject to stockholder approval of the 1995 Non-Employee Plan.

(6) Options were granted at varying times since January 1, 1994. Grant dates, number of options granted and exercise prices are as follows: March 1, 1994, options to acquire 11,250 shares at $9.00 per share; March 17, 1994, options to acquire 13,500 shares at $9.67 per share; April 5, 1994, options to acquire 15,000 shares at $8.50 per share; June 7, 1994, options to acquire 76,500 shares at $10.08 per share; July 19, 1994, options to acquire 6,000 shares at $10.08 per share; October 27, 1994, options to acquire 4,500 shares at $12.83 per share; December 13, 1994, options to acquire 22,500 shares at $13.17 per share; January 25, 1995, options to acquire 13,500 shares at $15.00 per share; March 15, 1995, options to acquire 3,000 shares at $13.50 per share; April 19, 1995, options to acquire 274,000 shares at $13.75 per share.

            COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Executive Officers and Directors and persons owning more than 10% of the outstanding Common Stock of the Company to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive Officers, Directors and greater than 10% holders of Common Stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on copies of such forms furnished as provided above, or written representations that no Forms 5 were required, the Company believes that all
Section 16(a) filing requirements applicable to its Executive Officers, Directors and owners of greater than 10% of its Common Stock were complied with in fiscal 1994.

                         INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors has selected Arthur Andersen LLP, certified public accountants, to act as independent public auditors to examine the financial statements of the Company for the fiscal year ending December 30, 1995. A representative of Arthur Andersen LLP is expected to be present at the meeting and will have the opportunity to make a statement if he or she so desires and to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

  Under regulations adopted by the Securities and Exchange Commission, stockholder proposals must be submitted to the Clerk of the Company not later than January 2, 1996 in order to be considered for inclusion in the proxy materials for the Annual Meeting to be held in 1996. Receipt by the Company of any such proposal from a qualified stockholder in a timely manner will not ensure its inclusion in the proxy material because there are other requirements in the proxy rules for such inclusion.

                                 OTHER MATTERS

  Management knows of no other matters which may properly be and are likely to be brought before the meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their best judgment.

                                  10-K REPORT

  THE COMPANY WILL PROVIDE EACH BENEFICIAL OWNER OF ITS SECURITIES WITH A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S MOST RECENT FISCAL YEAR WITHOUT CHARGE UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUESTS SHOULD BE DIRECTED TO PETER D. BRENNAN, VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER, ALTRON INCORPORATED, ONE JEWEL DRIVE, WILMINGTON, MASSACHUSETTS 01887.

                                 VOTING PROXIES

  The Board of Directors recommends an affirmative vote on all proposals specified. Proxies will be voted as specified. If signed proxies are returned without specifying an affirmative or negative vote on any proposal, the shares represented by such proxies will be voted in favor of the Board of Directors' recommendations.

                                          By order of the Board of Directors,

                                          Anthony J. Medaglia, Jr., Clerk

Wilmington, Massachusetts
April 28, 1995

                      ALTRON INCORPORATED
                      -------------------

                    1991 STOCK OPTION PLAN
                    ----------------------

       (As Amended December 22, 1993 and April 19, 1995)


1.  Purpose of the Plan.
    -------------------

    This stock option plan (the "Plan") is intended to encourage ownership of the stock of Altron Incorporated, a Massachusetts corporation ("Altron"), by key employees of Altron, to induce highly qualified personnel to enter and remain in the employ of Altron, and to provide additional incentive for participants to promote the success of Altron's business.

2.  Stock Subject to the Plan.
    -------------------------

    The total number of shares of the common stock of Altron ($.05 par value) for which options may be granted under the Plan shall not exceed 2,000,000 shares, subject to adjustment in accordance with Section 10 hereof. Such shares may, in whole or in part, as the Board of Directors of Altron (the "Board") shall from time to time determine, be issued shares which shall have been reacquired by Altron or authorized but unissued shares, whether now or hereafter authorized.

    If any unexercised options granted under the Plan lapse or terminate for any reason, the shares covered thereby may again be optioned hereunder, and such lapsed or unexercised options shall not be considered in computing the total number of shares optioned.

3.  Administration of the Plan.
    --------------------------

    The Plan shall be administered by a committee of the Board (the "Committee") consisting of two or more members appointed by the Board upon the adoption of the Plan, all of whom shall be "disinterested persons" (as hereinafter defined). Such committee shall be known as the "Stock Option Committee", but may be known by such other name or names as the Board may designate. For the purposes of the Plan, a director or member of such committee shall be deemed to be "disinterested" only if such person qualifies as a "disinterested person" within the meaning of Rule 16b-3 promulgated under the Securities and Exchange Act of 1934, as amended, as such term is interpreted from time to time. The Board may at any time and from time to time, subject to the provisions of this Section 3, thereafter appoint a member or members of the Committee in substitution for or in addition to the member or members then in office and may fill vacancies on the Committee however caused. The Committee shall choose one of its members as Chairman and shall hold meetings at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum, and any action may be taken by a majority of those present and voting at any meeting. Any action may also be taken without the necessity of a meeting by a written instrument signed by a majority of the Committee. The decision of the Committee as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Committee may, in its sole discretion, grant options to purchase shares of Altron's common stock and issue shares upon exercise of such options as provided in the Plan. The Committee shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which may but need not be identical, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No director shall be liable for any action or determination made in good faith.

4.  Participants in the Plan.
    ------------------------

    Each participant in the Plan must be a regular salaried employee of Altron (or one of its subsidiaries) (herein called "subsidiaries"), if any, as defined in Section 425 of the Internal Revenue Code of 1986, as amended, including any applicable successor provisions to said Section 425, and the Treasury Regulations promulgated thereunder (the "Code" and

"Regulations"). The Committee may designate as participants in the Plan persons who are now or may hereafter be employed by Altron or its subsidiaries in key positions. In determining the eligibility of an individual to be granted an option as well as in determining the number of shares to be optioned to any individual, the Committee shall consider the position and responsibilities of the employee being considered, the nature and value to Altron or its subsidiaries of his service and accomplishments, his present and potential contribution to the success of Altron or its subsidiaries, and such other factors as the Committee may deem relevant. No director who is not otherwise an employee of Altron shall be eligible to participate in the Plan.

    The maximum number of shares with respect to which an option or options may be granted to any employee in any one taxable year of the Company shall not exceed 50,000, taking into account shares granted during such taxable period under options that have terminated.

5.  Grant of Option; Option Agreement.
    ---------------------------------

    The Committee may from time to time grant options to eligible employees, which options may be designated non-qualified stock options or incentive stock options (within the meaning of Section 422 of the Code). In accordance with the provisions of Section 3 hereof, the Committee shall keep separate records with regard to each type of option granted.

Each option shall be evidenced by an option agreement (the "Agreement") duly executed on behalf of Altron and by the participant to whom such option is granted, which Agreements may but need not be identical and shall comply with and be subject to the terms and conditions of the Plan. Any Agreement may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Committee, including with respect to any restrictions to be imposed on the shares acquired by a participant upon the exercise of an option granted to him. No option shall be granted within the meaning of the Plan and no purported grant of any option shall be effective until such an Agreement shall have been duly executed on behalf of Altron and the participant. More than one option may be granted to an individual.

6.  Option Exercise Price.
    ---------------------

    The exercise price or prices of options granted under the Plan shall be determined by the Committee at the time of the granting of an option, but, in the case of an incentive stock option, shall in no event be less than the fair market value of the shares of Altron common stock covered by the option at the time the option was granted and, if the individual to whom the option is being granted owns (as defined in Section 425 of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of Altron (or of its parent or any subsidiary corporation) (a "10% Holder"), one hundred ten percent (110%) of such fair market value, and in no event less than the par value thereof. For purposes hereof, the fair market value of such common stock shall be determined by the Committee in good faith on a reasonable basis consistent with the Regulations.

7.  Time and Manner of Exercise of Option.
    -------------------------------------

    (a) Except as otherwise determined from time to time by the Committee and as provided in Section 8, options granted under the Plan shall be exercisable as follows; provided, however, that in no event, except as provided in Section 8, may an option granted to an officer or director of Altron be exercisable prior to six months and one day after the date of grant of the option to such officer or director. Options shall not be exercisable during the first twelve (12) months after the date of grant. Thereafter, options shall become exercisable as to twenty percent (20%) of the shares covered thereby upon the expiration of twelve (12) months after the date of grant and as to an additional twenty percent (20%) upon the expiration of each of the next four (4) succeeding twelve
(12) month periods. Notwithstanding the above, the Committee may, in its sole discretion, at any time accelerate the exercisability of any option granted under the Plan; provided, however, that, except as provided in Section 8, the exercisability of any option granted to an officer or director of Altron may not be accelerated to a period prior to six months and one day after the date of grant of the option to such officer or director.

    (b) To the extent that the right to purchase shares under an option has accrued and is in effect, options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to Altron, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares, which payment may, with the consent of the Committee, be in whole or in part in shares of Altron common stock already owned by the person or persons exercising the option, valued at fair market value determined in the manner set forth in Section 6 hereof; provided, however, that there shall be no such exercise at any one time as to fewer than fifty (50) shares or all of the remaining shares then purchaseable by the person or persons exercising the option, if fewer than fifty (50) shares. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of Altron to the person or persons exercising the option at such time, during ordinary business hours, after fifteen (15) but not more than thirty (30) days from the date of receipt of the notice by Altron, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by Altron and the person or persons exercising the option.

8.  Term of Options.
    ---------------

    (a) Each option shall expire not more than ten (10) years from the date of granting thereof (five (5) years in the case of an incentive stock option granted to a 10% Holder), but shall be subject to earlier termination as herein provided.

    (b) An option granted to any participant who ceases to be a regular salaried employee of Altron or one of its subsidiaries, other than by death, may be exercised within one (1) month after the date such participant ceases to be an employee, or prior to the date on which the option expires by its terms, whichever is earlier, but shall thereafter terminate, unless such termination of employment is (i) because of dismissal for cause or is in breach of any employment agreement, in which event such option will terminate on the date the participant ceases to be an employee of Altron or one of its subsidiaries; or
(ii) because the participant has become disabled within the meaning of Section 22(e)(3) of the Code, in which event such option may be exercised within six (6) months and one day after the date on which such participant ceases to be an employee, but, in any event, prior to the date on which the option expires by its terms. In case of termination of employment, other than by death, the option shall be exercisable only to the extent that the right to purchase shares under such option has accrued and is in effect on the date of such termination of employment, unless such termination is because the participant has become disabled, in which case the option may be exercised to the full number of shares covered thereby, or unless the Committee, in its discretion, determines that it would be in the best interests of Altron to make the option then fully exercisable.

    (c) In the event of the death of any participant, the option granted to such participant may be exercised to the full number of shares covered thereby, whether or not, under the provisions of Section 7 hereof, the participant was entitled to do so at the date of his death, by the estate of such participant, or by any person or persons who acquired the right to exercise such option by bequest or inheritance or by reason of the death of such participant. Such option must be exercised within six (6) months and one day after the date of death of such participant, or prior to the date on which the option expires by its terms, whichever is earlier.

9.  Options Not Transferable.
    ------------------------

    The right of any participant to exercise any option granted to him shall not be assignable or transferable by such participant otherwise than by will or the laws of descent and distribution, and any such option shall be exercisable during the lifetime of such participant only by him. Any option granted under the Plan shall be null and void and without effect upon the bankruptcy of the participant to whom the option is granted, or upon any attempted assignment or transfer, except as herein provided, including, without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such option.

10. Adjustments Upon Changes in Capitalization.
    ------------------------------------------

    In the event that the outstanding shares of the common stock of Altron are changed into or exchanged for a different number or kind of shares or other securities of Altron or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which options may be granted under the Plan and as to which outstanding options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the participant shall be maintained as before the occurrence of such event; such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share. No such adjustment shall be made which shall, within the meaning of any applicable sections of the Code, constitute a modification, extension or renewal of an option or a grant of additional benefits to a participant.

    If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Committee shall authorize the issuance or assumption of a stock option or stock options in a transaction to which Section 425(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Committee may grant an option or options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new option for the old option, in conformity with the provisions of such Section 425(a) and the Regulations thereunder, and any such option shall not reduce the number of shares otherwise available for issuance under the Plan.

11. Restrictions on Issue of Shares.
    -------------------------------

    Notwithstanding the provisions of Section 7 hereof, Altron may delay the issuance of shares covered by the exercise of any option and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

    (i) the shares with respect to which the option has been exercised are at the time of the issue of such shares effectively registered under applicable Federal securities acts as now in force or hereafter amended; or

    (ii) a no-action letter in respect of the issuance of such shares shall have been obtained by Altron from the Securities and Exchange Commission; or

    (iii) counsel for Altron shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration under applicable Federal securities acts as now in force or hereafter amended.

    It is intended that all exercises of options shall be effective, and Altron shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that Altron shall be under no obligation to cause a registration statement or a post-effective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issue of shares in respect to which any option may be exercised.

12. Purchase for Investment; Rights of Holder on Subsequent
    -------------------------------------------------------
    Registration.
    ------------

    Unless the shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), Altron shall be under no obligation to issue any shares covered by any option unless the person who exercised such option, whether such exercise is in whole or in part, shall give a written representation and undertaking to Altron which is satisfactory in form and scope to counsel for Altron and upon which, in the opinion of such counsel, Altron may reasonably rely, that he is acquiring the shares issued to him pursuant to such exercise of the option for his own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the 1933 Act, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued. In the event that Altron shall, nevertheless, deem it necessary or desirable to register under the 1933 Act or other applicable statutes any shares with respect to which an option shall have been exercised, or to qualify any such shares for exemption from the 1933 Act or other applicable statutes, then Altron shall take such action at its own expense and may require from each participant such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to Altron and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances under which it was made.

13. Modification of Outstanding Options.
    -----------------------------------

    The Committee may accelerate the exercisability of an outstanding option in its sole discretion. The Committee may authorize the modification of any outstanding option with the consent of the participant when and subject to such conditions as are deemed to be in the best interests of Altron and in accordance with the purposes of the Plan.

14. Loans Prohibited; Tax Withholding.
    ---------------------------------

    Altron shall not, directly or indirectly, lend money to a participant or to any person or persons entitled to exercise an option by reason of the death of a participant for the purpose of assisting him or them in the acquisition of shares covered by an option granted under the Plan.

    Altron's obligation to deliver shares upon the exercise of any non-qualified option granted under the Plan shall be subject to the option holder's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

15. Approval of Stockholders.
    ------------------------

    The Plan shall be subject to approval by the affirmative vote of stockholders holding at least a majority of the voting stock of Altron voting in person or by proxy at a duly held stockholders' meeting within twelve (12) months after the adoption of the Plan by the Board and shall take effect immediately upon such approval.

16. Termination and Amendment of Plan.
    ---------------------------------

    Unless sooner terminated as herein provided, the Plan shall terminate ten
(10) years from the date upon which the Plan shall be duly approved by the stockholders of Altron. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that except as provided in Section 10 hereof, the Board may not, without the approval of the stockholders of Altron obtained in the manner stated in Section 15 hereof, increase the maximum number of shares for which options may be granted under the Plan or the number of shares for which an option may be granted to any optionee. Termination or any modification or amendment of the Plan shall not, without the consent of a participant, affect his rights under an option previously granted to him.

Adopted by the Board of Directors:  June 20, 1991

Amended by the Board of Directors:  December 22, 1993
                                    and April 19, 1995

Approved by the Stockholders:       May 14, 1992, May 19, 1994
                                    and _____________, 1995

                      ALTRON INCORPORATED

                     1995 STOCK OPTION PLAN
                  FOR NON-EMPLOYEE DIRECTORS


    1.   PURPOSE
         -------

    The purpose of this Altron Incorporated 1995 Stock Option Plan for Non-Employee Directors (the "Plan") is to attract and retain the services of experienced and knowledgeable independent directors who are not employees (sometimes referred to herein collectively as "Participants") of Altron Incorporated ("Altron") for the benefit of Altron and its stockholders and to provide additional incentive for such Participants to continue to work in the best interests of Altron and its stockholders through continuing ownership of its common stock.

    2.   SHARES SUBJECT TO THE PLAN
         --------------------------

    The total number of shares of common stock, par value $0.05 per share ("Shares"), of Altron for which options may be granted under the Plan shall not exceed 50,000 in the aggregate, subject to adjustment in accordance with Section 9 hereof.

    3.   ELIGIBILITY; GRANT OF OPTION
         ----------------------------

    Each of Thomas M. Claflin, II, Daniel A. Cronin, Jr., and Anthony J. Medaglia, Jr., who are the three current directors of Altron who are not otherwise employees of Altron or any subsidiary, and upon their election to the Board of Directors of Altron (the "Board"), all new non-employee directors duly elected in the five year period commencing on the date of the adoption of the Plan, shall be granted an option to acquire ten thousand (10,000) Shares under the Plan. The date of grant for such options granted to the three current non-employee directors named above shall be the date of adoption of the Plan by the Board, but such options shall become effective as of such date of grant only upon shareholder approval of this Plan in accordance with Section 13 hereof. The options shall be non-qualified options not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The date of grant for each subsequently elected non-employee director shall be the date of election.

    4.   OPTION AGREEMENT
         ----------------

    Each option granted under the Plan shall be evidenced by an option agreement (the "Agreement") duly executed on behalf of Altron and by the director to whom such option is granted, which Agreements shall (i) comply with and be subject to the terms and conditions of the Plan and (ii) provide that the optionee agrees to continue to serve as a director of Altron during the term for which he was elected.

    5.   OPTION EXERCISE PRICE
         ---------------------

    Subject to the provisions of Section 9 hereof, the option exercise price for the options granted to the three current non-employee directors named above, and to any subsequently elected non-employee director, under the Plan shall be the fair market value of the Shares of the common stock of Altron covered by the option on the date of grant of the option. For the purposes hereof and Section 6(b), the fair market value of the common stock of Altron shall be the mean between the high and low sales prices of the common stock of Altron on the NASDAQ National Market System as reported in the Wall Street Journal on the date of grant for the immediately preceding business day, provided that if the common stock of Altron is not listed on or actually trading on the NASDAQ National Market System, fair market value shall be determined in good faith by the Board, and provided further, that for options granted on the date of adoption of the Plan the fair market value shall be the mean between the high and low sales prices of the common stock of Altron on the NASDAQ National Market System as reported on the date of adoption by the Board in the Wall Street Journal for the immediately preceding business day.

    6.   TIME AND MANNER OF EXERCISE OF OPTION
         -------------------------------------

    (a) Options granted under the Plan shall, subject to the provisions of
Section 7, be exercisable as provided in this Section 6(a). The options shall not be exercisable prior to the expiration of one year after the date of grant. Thereafter, the options shall be exercisable as follows:

                                    Percentage of
                                   Shares Becoming   Cumulative
                                    Available for    Percentage
   On or After                        Exercise       Available
   -----------                     ---------------   ----------
One Year from the Date of Grant          20%             20%

Two Years from the Date of Grant         20%             40%

Three Years from the Date of Grant       20%             60%

Four Years from the Date of Grant        20%             80%

Five Years from the Date of Grant        20%            100%

provided, however, that no option granted under the Plan may be exercised prior to approval of the Plan by the stockholders of Altron.

    (b) To the extent that the right to exercise an option has accrued and is in effect, the option may be exercised in full at one time or in part from time to time by giving written notice to Altron, signed by the person or persons exercising the option, stating the number of Shares with respect to which the option is being exercised, accompanied by payment in full for such Shares, which payment may be in cash or in whole or in part in Shares of the common stock of Altron already owned for a period of at least six months by the person or persons exercising the option, valued at fair market value, as determined under
Section 5 hereof, on the date of exercise; provided, however, that there shall be no such exercise at any one time as to fewer than two hundred fifty (250) Shares or all of the remaining Shares then purchasable by the person or persons exercising the option, if fewer than two hundred fifty (250) Shares. Upon such exercise, delivery of a certificate for paid-up non-assessable Shares shall be made at the principal Massachusetts office of Altron to the person or persons exercising the option at such time, during ordinary business hours, not more than thirty (30) days from the date of receipt of the notice by Altron, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by Altron and the person or persons exercising the option.

    7.   TERM OF OPTIONS
         ---------------

    (a) Each option shall expire ten (10) years from the date of the granting thereof, but shall be subject to earlier termination as herein provided.

    (b) In the event of the death of an optionee, the option granted to such optionee may be exercised, to the extent the optionee was entitled to do so on the date of such optionee's death, by the estate of such optionee or by any person or persons who acquired the right to exercise such option by bequest or inheritance or otherwise by reason of the death of such optionee. Such option may be exercised at any time within one (1) year after the date of death of such optionee, at which time the option shall terminate, or prior to the date on which the option otherwise expires by its terms, whichever is earlier.

    (c) In the event that an optionee ceases to be a director of Altron the option granted to such optionee may be exercised by him, but only to the extent that under Section 6 hereof the right to exercise the option has accrued and is in effect on the date that the optionee ceases to be a director. Such option may be exercised at any time within thirty (30) business days after the date such optionee ceases to be a director of Altron, at which time the option shall terminate, but in any event prior to the date on which the option expires by its terms, whichever is earlier, unless termination as a director (a) was by Altron for cause, in which case the option shall terminate immediately at the time the optionee ceases to be a director of Altron, (b) was because the optionee has become disabled (within the meaning of Section 22(e)(3) of the Code), or (c) was by reason of the death of the optionee. In the case of death, see Section 7(b) above. In the case of disability, the option may be exercised, to the extent exercisable under
Section 6 hereof at the time that such optionee ceased to be a director, at any time within one (1) year after the date of termination of the optionee's directorship with Altron, at which time the option shall terminate, but in any event prior to the date on which the option otherwise expires by its terms, whichever is earlier.

    8.   OPTIONS NOT TRANSFERABLE
         ------------------------

    The right of any optionee to exercise an option granted to him under the Plan shall not be assignable or transferable by such optionee otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Any option granted under the Plan shall be exercisable during the lifetime of such optionee only by him. Any option granted under the Plan shall be null and void and without effect upon the bankruptcy of the optionee, or upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such option.

    9.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION
         ------------------------------------------

    In the event that the outstanding Shares of the common stock of Altron are changed into or exchanged for a different number or kind of shares or other securities of Altron or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the optionee shall be maintained as before the occurrence of such event, and such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.

    10.  RESTRICTIONS ON ISSUE OF SHARES

    Notwithstanding the provisions of Section 6 hereof, Altron may delay the issuance of Shares covered by the exercise of any option and the delivery of a certificate for such Shares until one of the following conditions shall be satisfied:

         (i) the Shares with respect to which an option has been exercised are at the time of the issue of such Shares effectively registered under applicable Federal and state securities acts now in force or hereafter amended; or

         (ii) counsel for Altron shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such Shares are exempt from registration under applicable Federal and state securities acts now in force or hereafter amended.

    It is intended that all exercises of options shall be effective. Accordingly, Altron shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that Altron shall be under no obligation to cause a registration statement or a post-effective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issue of Shares in respect of which any option may be exercised, except as otherwise agreed to by Altron in writing.

    11.  RIGHTS OF HOLDER ON PURCHASE FOR INVESTMENT;
         --------------------------------------------
         SUBSEQUENT REGISTRATION
         -----------------------

    Unless the Shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, Altron shall be under no obligation to issue any Shares covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to Altron which is satisfactory in form and scope to counsel to Altron and upon which, in the opinion of such counsel, Altron may reasonably rely, that he is acquiring the Shares issued to him pursuant to such exercise of the option for his own account as an investment and not with a view to, or for sale in connection with, the distribution of any such Shares, and that he will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if Shares are issued without such registration a legend to this effect may be endorsed upon the securities so issued. In the event that Altron shall, nevertheless, deem it necessary or desirable to register under the Securities Act of 1933 or other applicable statutes any Shares with respect to which an option shall have been exercised, or to qualify any such Shares for exemption from the Securities Act of 1933 or other applicable statutes, then Altron shall take such action at its own expense and may require from each optionee such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to Altron and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

    12.  LOANS PROHIBITED
         ----------------

    Altron shall not, directly or indirectly, lend money to an optionee or to any person or persons entitled to exercise an option by reason of the death of an optionee for the purpose of assisting him or them in the acquisition of Shares covered by an option granted under the Plan.

    13.  APPROVAL OF STOCKHOLDERS
         ------------------------

    The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the securities of Altron present or represented and entitled to vote at a duly held stockholders' meeting, or by written consent of all of the stockholders, and shall take effect immediately as of its date of adoption upon such approval.

    14.  EXPENSES OF THE PLAN
         --------------------

    All costs and expenses of the adoption and administration of the Plan shall be borne by Altron, and none of such expenses shall be charged to any optionee.

    15.  TERMINATION AND AMENDMENT OF PLAN
         ---------------------------------

    Unless sooner terminated as herein provided, the Plan shall terminate six
(6) years from the date upon which the Plan was duly approved by the stockholders. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that, except as provided in Section 9 hereof, no modification or amendment to the provisions of the Plan may be made more than once every six (6) months other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder, if the effect of such amendment or modification would be to change (i) the requirements for eligibility under the Plan, (ii) the timing of the grants of options to be granted under the Plan or the exercise price or vesting schedule thereof, or (iii) the number of Shares subject to options to be granted under the Plan either in the aggregate or to one director. Any amendment to the provisions of the Plan which (i) materially increases the number of Shares which may be subject to options granted under the Plan, (ii) materially increases the benefits accruing to Participants under the Plan, or (iii) materially modifies the requirement for eligibility to participate in the Plan, shall be subject to approval by the stockholders of Altron obtained in the manner stated in Section 13 hereof. Termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his rights under an option previously granted to him.

    16.  LIMITATION OF RIGHTS IN THE OPTION SHARES
         -----------------------------------------

    An optionee shall not be deemed for any purpose to be a stockholder of Altron with respect to any of the options except to the extent that the option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued therefor and delivered to the optionee.

    17.  NOTICES
         -------

    Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to Altron, to its principal place of business, Attention: President, and, if to an optionee, to the address as appearing on the records of Altron.

    18.  COMPLIANCE WITH RULE 16b-3
         --------------------------

    It is the intention of Altron that the Plan comply in all respects with Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934 (the "Act") and that Participants remain disinterested persons for purposes of administering other employee benefit plans of Altron and having transactions under such other plans be exempt from Section 16(b) of the Act. Therefore, if any Plan provision is found not to be in compliance with Rule 16b-3 or if any Plan provisions would disqualify Participants from remaining disinterested persons, that provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3.


APPROVED BY THE STOCKHOLDERS:      ---------------------------------------------





3582O

                                                          9106z


                      ALTRON INCORPORATED

               1995 Employee Stock Purchase Plan
               ---------------------------------

1.  Purpose.
    -------

         It is the purpose of this Employee Stock Purchase Plan to provide a means whereby eligible employees may purchase Common Stock of Altron Incorporated (the "Company") through payroll deductions. It is intended to provide a further incentive for employees to promote the best interests of the Company and to encourage stock ownership by employees in order that they may participate in the Company's economic growth.

         It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code and the provisions of this Plan shall be construed in a manner consistent with the Code and the Treasury Regulations promulgated thereunder.

2.  Definitions.
    -----------

         The following words or terms, when used herein, shall have the following respective meanings:

         (a) "Plan" shall mean the 1995 Altron Incorporated Employee Stock Purchase Plan.

         (b) "Company" shall mean Altron Incorporated, a Massachusetts corporation.

         (c) "Account" means the Employee Stock Purchase Account established for a Participant under Section 7 hereof.

         (d) "Basic Compensation" shall mean the regular rate of salary or wages in effect immediately prior to a Purchase Period, before any deductions or withholdings, but shall exclude overtime, bonuses, shift differential and amounts paid in reimbursement for expenses.

         (e) "Board of Directors" shall mean the Board of Directors of Altron Incorporated.

         (f)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (g) "Committee" shall mean the Stock Purchase Plan Committee appointed and acting in accordance with the terms of the Plan.

         (h) "Common Stock" shall mean shares of the Company's common stock with a par value of $.05 per share.

         (i)  "Effective Date" shall mean January 1, 1995.

         (j) "Eligible Employees" shall mean all persons employed by the Company or its participating subsidiaries (as defined in Section
              22), but excluding:

              (1) Persons who have been employed by the Company or its participating subsidiaries for less than one year on the first day of the Purchase Period; and

              (2) Persons whose customary employment is not more than twenty hours per week or not more than five months in any calendar year.

              For purposes of this Plan, employment will be treated as continuing intact while a Participant is on military leave, sick leave, or other bona fide leave of absence, for up to 90 days or so long as the Participant's right to re-employment is guaranteed either by statute or by contract, if longer than 90 days.

         (k) "Exercise Date" shall mean the last day of a Purchase Period; provided, however, that if such date is not a business day, "Exercise Date" shall mean the immediately preceding business day.

         (l) "Participant" shall mean an Eligible Employee who elects to participate in the Plan under Section 6 hereof.

         (m) The first "Purchase Period" shall begin January 1, 1995 and continue through June 30, 1995. Thereafter, there shall be two Purchase Periods within each of the Company's fiscal years, one commencing on the first day of the Company's fiscal year and continuing through the last day of the first fiscal half-year, and the second commencing the first day of the Company's second fiscal half-year and continuing through the end of the Company's fiscal year.

         (n) "Purchase Price" shall mean the lower of (i) 90% of the average fair market value of a share of Common Stock for the five business days immediately preceding the first day of the relevant Purchase Period, or 90% of such value for the five business days immediately preceding the relevant Exercise Date. Fair market value on any day shall be the mean between the closing bid and asked price of a share of Common Stock on the over-the-counter market.

3.  Grant of Option to Purchase Shares; Restrictions on Grant.
    ---------------------------------------------------------

         Each Eligible Employee shall be granted an option effective on the first day of each Purchase Period to purchase shares of Common Stock. The term of the option shall be the length of the Purchase Period. The number of shares subject to each option, up to a maximum of 750 shares per Purchase Period, shall be the quotient of the aggregate payroll deductions in the Purchase Period authorized by each Participant in accordance with Section 6 divided by the Purchase Price. No employee shall be granted an option which permits the employee's right to purchase Common Stock under this Plan, and under all other Section 423(b) employee stock purchase plans of the Company or any parent or subsidiary corporations, to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined on the date or dates that options on such stock were granted) for each calendar year in which such option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code. In addition, in no event may an employee be granted an option if such employee, immediately after the option was granted, would own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any parent corporation or subsidiary corporation, as the terms "parent corporation" and "subsidiary corporation" are defined in Sections 424(e) and (f) of the Code, all within the meaning of Section 423(b)(3) of the Code. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply, and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

4.  Shares.
    ------

         There shall be 300,000 shares of Common Stock reserved for issuance to and purchase by Participants under the Plan, subject to adjustment as herein provided. The shares of Common Stock subject to the Plan shall be either shares of authorized but unissued Common Stock or shares of Common Stock reacquired by the Company. Shares of Common Stock not purchased under an option terminated pursuant to the provisions of the Plan may again be subject to options granted under the Plan.

         The aggregate number of shares of Common Stock which may be purchased pursuant to options granted hereunder, the number of shares of Common Stock covered by each outstanding option, the maximum number of shares that may be granted in any Purchase Period, and the purchase price for each such option shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock split or other subdivision or consolidation of shares of Common Stock or for other capital adjustments or payments of stock dividends or distributions or other increases for decreases in the outstanding shares of Common Stock affected without receipt of consideration by the Company.

5.  Administration.
    --------------

         The Plan shall be administered by a Stock Purchase Plan Committee appointed from time to time by the Board of Directors, consisting of not less than three members. Committee members shall be ineligible to participate under the Plan. All members of the Committee shall serve at the discretion of the Board. The Committee is vested with full authority to make, administer and interpret such equitable rules and regulations regarding the Plan as it may deem advisable. The Committee's determinations as to the interpretation and operation of the Plan shall be final and conclusive. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under the Plan.

6.  Election to Participate.
    -----------------------

         An Eligible Employee may elect to become a Participant in the Plan for a Purchase Period by completing a "Stock Purchase Agreement" form prior to the first day of the Purchase Period for which the election is made. The election to participate shall be effective for the Purchase Period for which it is made. There is no limit on the number of Purchase Periods for which an Eligible Employee may elect to become a Participant in the Plan. In the Stock Purchase Agreement, the Eligible Employee shall authorize regular payroll deductions of any full percentage of his Basic Compensation, but in no event less than five percent nor more than ten percent of his Basic Compensation. An Eligible Employee may not change his authorization except as otherwise provided in
Section 9. Options granted to Eligible Employees who have failed to execute a Stock Purchase Agreement within the time periods prescribed by the Plan will automatically lapse.

7.  Employee Stock Purchase Account.
    -------------------------------

         An Employee Stock Purchase Account will be established for each Participant in the Plan for bookkeeping purposes, and payroll deductions made under Section 6 will be credited to such Accounts. However, prior to the purchase of shares in accordance with Section 8 or withdrawal from or termination of the Plan in accordance with the provisions hereof, the Company may use for any valid corporate purpose all amounts deducted from a Participant's wages under the Plan and credited for bookkeeping purposes to his Account.

         The Company shall be under no obligation to pay interest on funds credited to a Participant's account, whether upon purchase of shares in accordance with Section 8 or upon distribution in the event of withdrawal from or termination of the Plan as herein provided.

8.  Purchase of Shares.
    ------------------

         Each Eligible Employee who is a Participant in the Plan automatically and without any act on his part will be deemed to have exercised his option on each Exercise Date to the extent that the balance then in his Account under the Plan is sufficient to purchase at the Purchase Price whole shares of the Company's stock subject to his option, subject to the 750-share limit of the option and the Section 423(b)(8) limitation described in Section 3. If the Participant's accumulated payroll deductions on the last business day of the Purchase Period would enable the Participant to purchase more than 750 shares except for the 750-share limitation, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the 750 shares shall be promptly refunded to the Participant by the Company, without interest. If the Participant's accumulated payroll deductions on the last day of the Purchase Period would otherwise enable the Participant to purchase Common Stock in excess of the Section 423(b)(8) limitation described in Section 3 hereof, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the shares actually purchased shall be promptly refunded to the Participant by the Company, without interest. Any balance remaining in the Participant's Account by reason of the inability to purchase a fractional share shall be carried forward and credited for use in the next Purchase Period. No other unused amounts may be carried forward. If the Employee chooses not to participate in the next Purchase Period, any balance will be refunded to him in cash.

9.  Withdrawal.
    ----------

         A Participant who has elected to authorize payroll deductions for the purchase of shares of Common Stock may cancel his election by written notice of cancellation delivered to the office or person designated to receive Stock Purchase Agreements ("Cancellation"), but any such notice of Cancellation must be so delivered not later than ten days before the relevant Exercise Date.

         An employee will receive in cash, as soon as practicable after delivery of the notice of Cancellation, the amount credited to his Account. Any Participant who so withdraws from the Plan may again become a Participant at the start of the next Purchase Period in accordance with Section 6.

         Upon dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving entity, every option outstanding hereunder shall terminate, in which event each Participant shall be refunded the amount of cash then in his Account.

10. Issuance of Stock Certificates.
    ------------------------------

         The shares of Common Stock purchased by a Participant shall, for all purposes, be deemed to have been issued and sold at the close of business on the Exercise Date. Prior to that date none of the rights or privileges of a stockholder of the Company, including the right to vote or receive dividends, shall exist with respect to such shares.

         Within a reasonable time after the Exercise Date, the Company shall issue and deliver a certificate for the number of shares of Common Stock purchased by a Participant for the Purchase Period, which certificate shall be registered either in the Participant's name or jointly with the right of survivorship in the names of the Participant and his spouse, as the Participant shall designate in his Stock Purchase Agreement. Such designation may be changed at any time by filing notice thereof.


11. Termination of Employment.
    -------------------------

         (a) Upon a Participant's termination of employment for any reason, other than death, no payroll deduction may be made from any compensation due him, the entire balance credited to his Account shall be automatically refunded, and his rights under the Plan shall terminate.

         (b) Upon the death of a Participant, no payroll deduction shall be made from any compensation due him at the time of his death, his rights under the Plan shall terminate, and the entire balance in the deceased Participant's Account shall be paid in cash to the Participant's designated beneficiary, if any, under a group insurance plan of the Company covering such employee, or otherwise to his estate.

12. Reserved.
    --------

13. Rights Not Transferable.
    -----------------------

         The right to purchase shares of Common Stock under this Plan is exercisable only by the Participant during his lifetime and is not transferable by him. If a Participant attempts to transfer his right to purchase shares under the Plan, he shall be deemed to have requested withdrawal from the Plan and the provisions of Section 9 hereof shall apply with respect to such Participant.

14. No Guarantee of Continued Employment.
    ------------------------------------

         Granting of an option under this Plan shall imply no right of continued employment with the Company for any Eligible Employee.

15. Notice.
    ------

         Any notice which an Eligible Employee or Participant files pursuant to this Plan shall be in writing and shall be delivered personally or by mail addressed to the Stock Purchase Plan Committee, c/o Altron Incorporated, One Jewel Drive, Wilmington, Massachusetts 01887. Any notice to a Participant or an Eligible Employee shall be conspicuously posted in the Company's principal office or shall be mailed addressed to the Participant or Eligible Employee at the address designated in the Stock Purchase Agreement or in a subsequent writing.

16. Application of Funds.
    --------------------

         All funds deducted from a Participant's wages in payment for shares purchased or to be purchased under this Plan may be used for any valid corporate purpose provided that the Participant's Account shall be credited with the amount of all payroll deductions as provided in Section 7.

17. Governmental Approvals or Consents.
    ----------------------------------

         This Plan and any offering and sales to Eligible Employees under it are subject to any governmental approvals or consents that may be or become applicable in connection therewith. Subject to the provisions of Section 18, the Board of Directors of the Company may make such changes in the Plan and include such terms in any offering under this Plan as may be necessary or desirable, in the opinion of counsel, to comply with the rules or regulations of any governmental authority, or to be eligible for tax benefits under the Code or the laws of any state.

18. Amendment of the Plan.
    ---------------------

         The Board may, without the consent of the Participants, amend the Plan at any time, provided that no such action shall adversely affect options theretofore granted hereunder, and provided that no such action by the Board without approval of the Company's stockholders may (a) increase the total number of shares of Common Stock which may be purchased by all Participants; (b) change the class of employees eligible to receive options under the Plan; (c) decrease the Purchase Price; (d) extend a Purchase Period hereunder; or (e) extend the term of the Plan.

19. Term of the Plan.
    ----------------

         The Plan shall become effective on the Effective Date, provided that it is approved within twelve months after adoption by the Board of Directors by the affirmative vote of the holders of a majority of the stock of the Company present or represented and entitled to vote at a duly held stockholders' meeting. The Plan shall continue in effect through the end of the Company's fiscal year 2004. The Plan may be terminated at any time by the Company's Board of Directors but such termination shall not affect options then outstanding under the Plan. It will terminate in any case when all or substantially all of the unissued shares of stock reserved for the purposes of the Plan have been purchased. If at any time shares of stock reserved for the purposes of the Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares shall be apportioned among Participants in proportion to the amount of payroll deductions accumulated on behalf of each Participant that would otherwise be used to purchase stock and the Plan shall terminate. Upon such termination or any other termination of the Plan, all payroll deductions not used to purchase stock will be refunded, without interest.

20. Notice to Company of Disqualifying Disposition; Legend.
    ------------------------------------------------------

         By electing to participate in the Plan, each Participant agrees to notify the Company in writing immediately after the Participant transfers Common Stock acquired under the Plan, if such transfer occurs within two years after the first business day of the Purchase Period in which such Common Stock was acquired. Each Participant further agrees to provide any information about such a transfer as may be requested by the Company or any subsidiary corporation in order to assist it in complying with the tax laws. Such dispositions generally are treated as "disqualifying dispositions" under Sections 421 and 424 of the Code, which have certain tax consequences to Participants and to the Company and its participating subsidiaries. The Participant further agrees that all stock certificates for Common Stock purchased under the Plan by the Participant shall be held in his name or jointly with his spouse, as the case may be, and not in the name of a broker, nominee or other person or entity for such two-year period, and agrees that such stock certificates shall bear a legend reflecting that such Common Stock was obtained upon the purchase of Common Stock under the Plan. The Participant acknowledges that the Company may send a Form W-2, or substitute therefor, as appropriate, to the Participant with respect to any income recognized by the Participant upon a disqualifying disposition of Common Stock.

21. Withholding of Additional Income Taxes.
    --------------------------------------

         By electing to participate in the Plan, each Participant acknowledges that the Company and its participating subsidiaries are required to withhold taxes with respect to the amounts deducted from the Participant's compensation and accumulated for the benefit of the Participant under the Plan and each Participant agrees that the Company and its participating subsidiaries may deduct additional amounts from the Participant's compensation, when amounts are added to the Participant's account, used to purchase Common Stock or refunded, in order to satisfy such withholding obligations. Each Participant further acknowledges that when Common Stock is purchased under the Plan, the Company and its participating subsidiaries may be required to withhold taxes with respect to all or a portion of the difference between the fair market value of the Common Stock purchased and its purchase price, and each Participant agrees that such taxes may be withheld from compensation otherwise payable to such Participant. It is intended that tax withholding will be accomplished in such a manner that the full amount of payroll deductions elected by the Participant under Section 6 will be used to purchase Common

Stock. However, if amounts sufficient to satisfy applicable tax withholding obligations have not been withheld from compensation otherwise payable to any Participant, then, notwithstanding any other provision of the Plan, the Company may withhold such taxes from the Participant's accumulated payroll deductions and apply the net amount to the purchase of Common Stock, unless the Participant pays to the Company, prior to the exercise date, an amount sufficient to satisfy such withholding obligations. Each Participant further acknowledges that the Company and its participating subsidiaries may be required to withhold taxes in connection with the disposition of stock acquired under the Plan and agrees that the Company or any participating subsidiary may take whatever action it considers appropriate to satisfy such withholding requirements, including deducting from compensation otherwise payable to such Participant an amount sufficient to satisfy such withholding requirements or conditioning any disposition of Common Stock by the Participant upon the payment to the Company or such subsidiary of an amount sufficient to satisfy such withholding requirements.

22. Participating Subsidiaries.
    --------------------------

         The term "participating subsidiary" shall mean any present or future subsidiary of the Company, as that term is defined in Section 424(f) of the Code, which is designated from time to time by the Board of Directors to participate in the

Plan or designated in this Section 22 to participate in the Plan. The Board of Directors shall have the power to make such designation before or after the Plan is approved by the stockholders. Altron Systems Corporation, a present subsidiary of the Company, is designated in this Section 22 to participate in the Plan.

23. General.
    -------

         Whenever the context of this Plan permits, the masculine gender shall include the feminine and neuter genders.

24. Compliance with Rule 16b-3.
    --------------------------

         It is the intention of the Company that the Plan comply in all respects with Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934 (the "Act") and that transactions in the Plan be exempt from Section 16(b) of the Act. Therefore, if any Plan provision is found not to be in compliance with Rule 16b-3 or if any Plan provision would prevent transactions in the Plan from being exempt from Section 16(b) of the Act, that provision shall be deemed null and void and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3.

Adopted by the Board of Directors          April 18, 1995
                                  -----------------------------------------

Approved by the Stockholders
                             ----------------------------------------------

- --------------------------------------------------------------------------------
DETACH CARD

                              ALTRON INCORPORATED

    Dear Stockholder:

    Please take note of the important information enclosed with this proxy card. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

    Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

    Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelop.

    Your vote must be received prior to the Special Meeting of Stockholders, May 25, 1995.

    Thank you in advance for your prompt consideration of these matters.

    Sincerely,


    Altron Incorporated

                              ALTRON INCORPORATED
                          SPECIAL MEETING IN LIEU OF
                      1995 ANNUAL MEETING OF STOCKHOLDERS
                                 May 25, 1995

The undersigned hereby appoints Samuel Altschuler and Peter D. Brennan, and each of them, with full power of substitution, proxies to represent the undersigned at the Special Meeting in lieu of the 1995 Annual Meeting of Stockholders of ALTRON INCORPORATED to be held May 25, 1995 at 10:30 a.m. at the offices of Hutchins, Wheeler & Dittmar, a Professional Corporation, 101 Federal Street, Suite 3100, Boston, Massachusetts, and at any adjournment or adjournments thereof, to vote in the name and place of the undersigned, with all powers which the undersigned would possess if personally present, all of the shares of ALTRON INCORPORATED standing in the name of the undersigned upon such business as may properly come before the meeting, including the proposals set forth on the reverse side of this Proxy Card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD RECOMMENDS AN AFFIRMATIVE VOTE ON ALL PROPOSALS SPECIFIED. SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED WILL BE VOTED IN FAVOR OF ALL PROPOSALS.

Comments/Address Change:________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

  PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON.

[_] PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                             With-  For All
                                       For   hold   Except
1.  ELECTION OF DIRECTORS.             [_]    [_]    [_]
    Nominees:
    Samuel Altschuler,
    Burton Doo,
    Thomas M. Claflin, II,
    Daniel A. Cronin, Jr. and
    Anthony J. Medaglia, Jr.

    INSTRUCTIONS: To withhold authority to vote for any nominee, mark the "For All Except" box and write the name(s) of the nominee(s) for whom your vote is to be withheld in the space provided below.

    __________________________

2.  PROPOSAL TO APPROVE                For  Against  Abstain
    THE ALTRON INCORPORATED            [_]    [_]      [_]
    1995 EMPLOYEE STOCK
    PURCHASE PLAN.


3.  PROPOSAL TO APPROVE                For  Against  Abstain
    THE ALTRON INCORPORATED            [_]    [_]      [_]
    1995 STOCK OPTION PLAN
    FOR NON-EMPLOYEE DIRECTORS.

4.  PROPOSAL TO APPROVE                For  Against  Abstain
    AN AMENDMENT OF THE                [_]    [_]      [_]
    ALTRON INCORPORATED
    1991 STOCK OPTION PLAN.

5.  In their Discretion, the proxies are
    authorized to vote upon such other business as may properly come before the meeting and any adjournment thereof.

    Mark box at right if you plan to              [_]
    attend the meeting in person.

    Mark box at right if comments or              [_]
    address change have been noted on
    the reverse side of this card.


    RECORD DATE SHARES:



(Signature) X: _____________________ DATE: ________

(Signature) X: _____________________ DATE: ________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

      If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.